UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2023

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue, Irvine, California, 92614
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 430-6400

(Former Name or Former Address, if Changed Since Last Report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07:           Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of stockholders of the Company was held on October 19, 2023.  Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors.  The stockholders elected the following three directors to hold office for a three-year term expiring at the 2026 annual meeting of stockholders or until their successors are duly elected and qualified.  The voting results were as follows:

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Votes

Robert Kistinger	24,926,973	2,152,748	6,898	3,918,677
Marco von Maltzan	26,383,678	696,007	6,934	3,918,677
David White	26,511,690	567,911	7,018	3,918,677

Appointment of RSM US LLP as Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
30,749,495	252,042	3,759	―

Advisory Vote on Named Executive Officer Compensation.  The stockholders voted to approve, on an advisory basis, the named executive officer compensation described in the proxy statement for the annual meeting of stockholders.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
25,825,093	1,191,545	69,981	3,918,677

Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation.  The stockholders voted to approve, on an advisory basis, the frequency alternative of “every one year” for the approval, on an advisory basis, of the named executive officer compensation.  The voting results were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-Votes
23,638,022	13,307	3,351,954	83,336	3,918,677

Item 8.01           Other Events.

On October 19, 2023, the Board approved a dividend of $0.14 per share on the Company’s common stock.  The dividend is payable December 14, 2023, to shareholders of record at the close of business on November 16, 2023.  The Company’s board of directors will assess and approve future dividends quarterly.  The full text of the Company’s press release, issued on October 20, 2023, announcing the quarterly dividend payment is included as Exhibit 99.1 to this report.

Item 9.01           Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description

99.1	Press Release entitled “RGP Announces Quarterly Dividend and Dividend Payment Date,” issued October 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2023	RESOURCES CONNECTION, INC.

	By:	/s/ Kate W. Duchene
Kate W. Duchene
President and Chief Executive Officer